                                                                   EXHIBIT 10.59

                           ASSET PURCHASE AGREEMENT
                           ------------------------

     THIS AGREEMENT is made and entered into this 13th day of November, 1998 (the "Closing Date"), by and between Lifeline Systems, Inc., a Massachusetts corporation with principal offices at 640 Memorial Drive, Cambridge, MA 02139 (the "Buyer"), and AlertCall, Inc., a New York corporation with principal offices at 2001 Niagara Falls Boulevard, Amherst, New York 14228, and AlertCall LLC, a Delaware limited liability company with principal offices at P.O. Box 351224, Jacksonville, Florida 32235 (together with AlertCall, Inc., the "Sellers").

                                   RECITALS
                                   --------

     WHEREAS, the Sellers are engaged in the business of providing in-home personal response services to Subscribers (as defined in Section 2.15 herein) who utilize the Buyer's home communicators, and who are monitored by the Buyer's Lifeline Central(R) Monitoring Service.

     WHEREAS, the Sellers desire to sell to the Buyer, and the Buyer desires to purchase from the Sellers, substantially all of the assets of the Sellers, for the consideration set forth below, as more fully described in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I
                          PURCHASE AND SALE OF ASSETS

     I.1  Assets to be Purchased from Sellers.  Simultaneously with the closing
          -----------------------------------
of the transaction contemplated hereby (the "Closing"), the Sellers are selling, conveying, assigning, transferring and delivering to the Buyer, free and clear of all obligations, liabilities, liens, mortgages, security interests, charges, pledges or other encumbrances or adverse claims of any nature except as otherwise disclosed pursuant to this Agreement, and the Buyer is purchasing from the Sellers, all of the Sellers' right, title and interest in and to all of the Sellers' assets (tangible and intangible) and other claims, rights and interests of every kind and nature (the "Assets"), including, without limitation, the assets described below:

          (a) all subscriber and inquiry files and all purchase history information, in all forms in which such information is recorded, including, without limitation, the name and address list of all Subscribers as defined in
Section 2.15 herein.

          (b) all inventory (the "Inventory") of the Sellers, wherever located, including, without limitation, office supplies, raw materials, work in process, finished goods, maintenance supplies, packaging materials, spare parts and similar items of the Sellers;

          (c) all accounts, accounts receivable, notes and notes receivable, other than inter-Seller receivables as set forth on Schedule 1.1(c), existing on
                                                    ---------------
the Closing Date that are payable to the Sellers, including any security held by the Sellers for the payment thereof (the "Accounts Receivable");

          (d)  all prepaid expenses;

          (e)  all outstanding purchase orders (the "Purchase Orders");

          (f) all fixtures, furnishings, motor vehicles, equipment and appliances owned by the Sellers (including, but not limited to, manufacturing and maintenance equipment, all central monitoring hardware and software, and all home communicators and other equipment being used by Subscribers) and all service agreements, license agreements, supplier agreements and warranties (express or implied) relating thereto;

          (g) all rights of the Sellers under the contracts, agreements, leases, licenses and other instruments as set forth on Schedules 2.21 and 2.23
                                                       -----------------------
hereto, including, but not limited to, any and all contracts or agreements with Subscribers, any and all contracts or agreements with customers, and the lease (the "Lease") for premises located at 2001 Niagara Falls Boulevard, Amherst, New York;

          (h) a copy of all records, history and analysis relating to purchasing, selling, advertising and promotional activities, in all forms in which such information is recorded, wherever located;

          (i) all intangible property rights and goodwill related thereto, including, but not limited to, inventions, discoveries, trade secrets, processes, protocols, formulae, know-how, trade names, including the names "AlertCall," "AlertCall, Inc." and "AlertCall LLC," or any derivation thereof, trademarks, trademark registrations, applications for trademark registrations (collectively, the "Trademarks"), copyrights, copyright registrations, owned, or where not owned, used by the Sellers, and all licenses and other agreements to which the Sellers are a party (as licensor or licensee) or by which the Sellers are bound relating to any of the foregoing kinds of property or rights to any "know-how" or disclosure or use of ideas but excluding any patents or pending patents owned by the Sellers indicated on Schedule 1.1(i);
                                          ---------------

          (j) to the extent assignable, all licenses, permits, franchises, approvals and authorizations by or of any governmental body or other persons required for the conduct of the business of the Sellers or in connection with the ownership of the Assets, if any.

          (k) all causes of action, judgments, awards, claims and demands of whatever nature of the Sellers against any person relating to the Assets or arising in connection with the Sellers' business heretofore existing or hereinafter accruing to the Sellers; and

          (i) all other assets, properties, claims, rights and interests of the Sellers relating to the business that exist on the Closing Date, of every kind and nature, whether tangible or intangible, real, personal or mixed.

     I.2  Excluded Assets.  Notwithstanding the provisions of Section 1.1 above,
          ---------------
the assets to be transferred to the Buyer under this Agreement shall not include those assets listed on Schedule 1.2 hereto (the "Excluded Assets").
                       ------------

     I.3  Liabilities Retained by the Sellers.  The Sellers are retaining and
          -----------------------------------
agree to perform, pay or discharge all of their liabilities and obligations (whether known or unknown, absolute or contingent, direct or indirect, asserted or unasserted), including, without limitation, those relating to the Assets, except for those liabilities to be assumed by the Buyer as specifically set forth on Schedule 1.3 hereto (the "Assumed Liabilities"); provided, however, in
         ------------                                     --------  -------
no event shall the contractual share obligations referenced in Schedule 1.3
                                                               ------------
exceed $40,000 in the aggregate.

     I.4  Purchase Price.  The aggregate cash portion of the purchase price is
          --------------
$1,500,000 (the "Purchase Price") to be paid as follows:

          (a) $100,000 (the "Escrow Deposit") upon Closing to be delivered to the Escrow Agent pursuant to Section 1.7 herein; and

          (b) $1,400,000, to be adjusted as provided on Schedule 1.4(b) (the
                                                        ---------------
"Initial Purchase Price") to be paid to the Sellers at the Closing as provided in Section 1.6 herein.

     I.5  Deliveries by the Sellers.  Simultaneously with the Closing, the
          -------------------------
Sellers shall deliver or cause to be delivered to the Buyer the items listed below, unless the condition of the delivery of such item is waived in writing by the Buyer:

          (a) a Bill of Sale in the form of Schedule 1.5(a) hereto;
                                            ---------------

          (b) such deeds, endorsements, assignments and other good and sufficient instruments of conveyance and transfer, in form reasonably satisfactory to the Buyer, as shall be effective to vest in the Buyer all of the Sellers' title to and interest in the Assets;

          (c) an opinion of Hodgson, Russ, Andrews, Woods & Goodyear, LLP, counsel to the Sellers, in the form of Schedule 1.5(c) attached hereto, as to
                                       ---------------
certain matters agreed upon by legal counsel for the Buyer and the Sellers;

          (d) the certificate of a duly authorized officer of each of the Sellers dated the Closing Date, as to the Sellers' representations and warranties as contained in this Agreement;

          (e) copies of any and all notices to landlords, vendors, or other third parties, where such notices of the transaction contemplated hereby are required by the terms of the agreements between such parties and the Sellers or otherwise;

          (f)  except as provided on Schedule 1.5(f) attached hereto, the
                                    ---------------
requisite consents and approvals of all parties whose consents or approvals to the transactions contemplated hereby are required by the terms of their agreements with the Sellers or otherwise in order for the Sellers to consummate the transactions contemplated by this Agreement, including, without limitation, the consent or approval of all parties required under any managed care contracts of the Sellers;

          (g) a true, correct and complete list and amount, as of a date within five business days before Closing, of the Accounts Receivable, including an aging thereof;

          (h) certificates of the Secretaries of State (or corresponding entity), dated as of the Closing Date or the most recent practicable date, of the states of formation of each of the Sellers as to their legal existence and good standing (including tax good standing);

          (i) certificates of the Secretaries of State (or corresponding entity), dated as of the Closing Date or the most recent practicable date, as to the Sellers' valid existence, good standing and due qualifications from those jurisdictions in which the Sellers' ownership of property or the character of their business requires such qualification;

          (j) certificates of the Secretaries of each of the Sellers setting forth the resolutions of their respective governing bodies authorizing the execution and delivery of this Agreement and other documents referred to herein and the consummation of the transactions contemplated hereby, and certifying that such resolutions were duly adopted and have not been rescinded or amended, and attesting to the incumbency of their respective officers and the authenticity and continued validity of their respective charter documents;

          (k) estoppel certificate from the lessor under the Lease, consenting to the assumption of the Lease by the Buyer and representing that there are no outstanding claims against the Sellers under the Lease;

          (l) a report of a reputable lien search firm indicating the status of liens of record against any of the Assets;

          (m) a cross-receipt executed by the Sellers and The Manufacturers and Traders Trust Company;

          (n) a guaranty executed and delivered by Homemakers Upstate Group, Inc., in the form attached hereto as Schedule 1.5(n) (the "Guaranty");
                                     ---------------

          (o)  the Escrow Agreement in the form attached hereto as Schedule 1.7;
                                                                   ------------
and

          (p) such other certificates, instruments or documents as may be reasonably necessary to carry out the transaction contemplated by this Agreement and to comply with the terms hereof.

     I.6  Deliveries by the Buyer.  Simultaneously with the Closing, the Buyer
          -----------------------
shall deliver or cause to be delivered to the Sellers the following:

          (a) the Initial Purchase Price, by wire transfer and by the assumption of the Assumed Liabilities by execution of the instrument of assumption of liabilities as provided in Section 1.6(c) below;

          (b)  [INTENTIONALLY LEFT BLANK];

          (c)  an instrument of assumption of liabilities in the form of
Schedule 1.6(c) attached hereto;
---------------

          (d) certificates of duly authorized officers of the Buyer, dated the Closing Date, setting forth the resolutions of the Board of Directors of the Buyer authorizing the execution and delivery of this Agreement and other documents referred to herein by the Buyer and the consummation of the transactions contemplated hereby and thereby, and certifying that such resolutions were duly adopted and have not been rescinded or amended and attesting to the incumbency of their respective officers and to the authenticity and continued validity of their respective charter documents;

          (e) the certificate of a duly authorized officer of the Buyer, dated the Closing Date, as to the representations and warranties as contained in this Agreement;

          (f) an opinion of Hale and Dorr LLP, counsel to the Buyer, in the form of Schedule 1.6(f) attached hereto, as to certain matters agreed upon by
        ---------------
legal counsel for the Buyer and the Sellers;

          (g)  a cross-receipt executed by the Buyer;

          (h) a credit memo for sales of PERS units and related equipment from the Buyer to the Sellers since September 15, 1998, in form satisfactory to the Sellers;

          (i) such other certificates, instruments or documents as may be reasonably necessary to carry out the transactions contemplated by this Agreement and to comply with the terms hereof; and.

          (j)  the Escrow Agreement in the form attached hereto as Schedule 1.7.
                                                                   ------------

     I.7  Escrow Arrangement.  Simultaneously with the Closing, the Buyer shall
          ------------------
deposit the Escrow Deposit (as defined in Section 1.4) with Manufacturers and Traders Trust Company (the "Escrow Agent") to be held and disbursed in accordance with the Escrow Agreement in the form attached hereto as Schedule
                                                                    --------
1.7.  The Escrow Deposit shall serve as security for all obligations of Sellers
---
pursuant to Section 7.2 of this Agreement.

     1.8  Closing.  The acquisition of the Assets and the other transactions
          -------
contemplated by this Agreement shall be consummated at a closing (the "Closing") to be held on November __, 1998 at 10:00 a.m. Boston Time (the "Closing Date"), or such other time as the parties hereto shall mutually agree.

     1.9  Further Assurances.  At any time, and from time to time, at the
          ------------------
request of any party hereto and without further consideration, the other parties will execute and deliver to such requesting party such documents, instruments of sale, transfer, conveyance, assignment and confirmation and take such other action (but without incurring any material financial obligation) as such requesting party may reasonably request in order to consummate more effectively the transactions contemplated hereby, including, without limitation, vesting in the Buyer good, valid and marketable title to the Assets.


                                  ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF THE SELLERS

     Each of the Sellers, jointly and severally, represents and warrants to the Buyer as follows:

     II.1  Organization; Good Standing.  AlertCall, Inc. is a corporation duly
           ---------------------------
organized, validly existing and in good standing (including tax) under the laws of New York and has the requisite power and authority to carry on its business as presently being conducted, to execute and deliver this Agreement and the agreements contemplated herein, and to consummate the transactions contemplated hereby. AlertCall LLC is a limited liability company duly organized, validly existing and in good standing (including tax) under the laws of Delaware and has the power and authority to carry on its business as presently being conducted, to execute and deliver this Agreement and the agreements contemplated herein and to consummate the transactions contemplated hereby. Each of the Sellers is duly qualified to do business and is in good standing in all of jurisdictions in which its ownership of property or the character of its business requires such qualifications.

     II.2  Authorization.  The execution and delivery of this Agreement and the
           -------------
other agreements, documents and instruments to be executed and delivered by the Sellers pursuant hereto and the consummation by the Sellers of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate and limited liability company action. No further corporate actions or other proceedings on the part of the Sellers are necessary to authorize this Agreement or the other agreements, documents and instruments to be executed and delivered by the Sellers pursuant hereto or the transactions contemplated hereby and thereby. Neither of the Sellers owns, directly or indirectly, any capital stock of or other equity interest in any corporation, partnership or other entity.

     II.3  Capitalization of Sellers.  AlertCall, Inc.'s authorized capital
           -------------------------
stock consists of 20,000 shares of Common Stock, $1.00 par value per share, of which one hundred (100) shares are issued and outstanding and held of record and beneficially owned by the shareholders listed on Schedule 2.3 attached hereto.
                                                 ------------
All of such shares have been duly and validly issued and are fully paid and nonassessable. The interests of any persons in AlertCall LLC are as set forth on Schedule 2.3 attached hereto.
   ------------

     II.4  Valid and Binding Agreement.  The Sellers have the necessary power
           ---------------------------
and authority to enter into this Agreement and other agreements, documents and instruments to be executed and delivered by the Sellers pursuant hereto, and to carry out the transaction contemplated hereby and thereby. When fully executed and delivered, this Agreement and each of the other agreements, documents and instruments to be executed and delivered by the Sellers pursuant hereto will constitute valid and legally binding agreements and obligations of the Sellers enforceable against the Sellers in accordance with their respective terms, except that the enforcement of the rights and remedies created hereby and thereby are subject to bankruptcy, insolvency, reorganization or other laws of general application of creditors' rights and that the availability of specific performance, injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefore may be brought.

     II.5  No Violation.  Neither the execution and delivery of this Agreement
           ------------
or other agreements, documents and instruments to be executed and delivered by the Sellers pursuant hereto nor the consummation by the Sellers of the transactions contemplated hereby or thereby (a) will violate any provision of the Certificate of Incorporation, Certificate of Formation, Bylaws or Operating Agreement, as applicable, of the Sellers, each as currently in effect, (b) except as set forth on Schedule 2.5, will violate or conflict with any
                       ------------
applicable statute, law, ordinance, rule, regulation, order, judgment, award or decree or (c) except as set forth on Schedule 2.5, will violate or conflict with
                                     ------------
or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or will result in the termination of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the Assets under, any contract, commitment, understanding, arrangement, agreement or restriction of any kind by which the Assets are bound or affected, to which the Assets are subject, or to which the Sellers are a party.

     II.6  Consents; Notices; Filings.  Except as set forth on Schedule 2.6, no
           --------------------------                          ------------
registration or filing with, notice to, or consent, approval, permit, authorization or action by, any third party (including, without limitation, any federal, state, local, foreign or other governmental agency, instrumentality, commission, authority, board, or body or other person or entity) is required in connection with the execution and delivery by the Sellers of this Agreement or the other agreements, documents and instruments to be executed and delivered by the Sellers pursuant hereto or the consummation by the Sellers of the transactions contemplated hereby or thereby.

     II.7  Financial Statements.  The Sellers have delivered to the Buyer the
           --------------------
reviewed financial statements of AlertCall, Inc. for the fiscal years ended December 31, 1995, 1996 and 1997, the unaudited financial statements of AlertCall, Inc. for the nine months ended September 30, 1998, and the unaudited financial statements of AlertCall LLC for the fiscal years ended December 31, 1996 and 1997, and the nine months ended September 30, 1998 (the "Financial Statements"), and such Financial Statements are true, complete and accurate and fairly present the results of operations and financial condition of the Sellers at the dates and for the periods therein referred to on a stand-alone basis in accordance with generally accepted accounting principles as consistently applied throughout such periods.

     II.8  No Material Adverse Change.  No material adverse change in the
           --------------------------
business, prospects, operations or condition (financial or otherwise) of the Sellers or in the Assets has occurred since September 30, 1998. The Sellers have no knowledge of any existing or threatened occurrence, event or development which, as far as can be reasonably foreseen, could have a material adverse effect on the Sellers or their business, properties, assets, condition (financial or otherwise) or prospects. Without limiting the foregoing representation, the Sellers' balance sheet dated October 30, 1998 does not include or reflect any of the PERS units and related equipment received by the Sellers on or after September 15, 1998.

     II.9  Compliance with Laws.  The operations of the Sellers have been
           --------------------
conducted in substantial accordance with all applicable laws, regulations and other requirements of all national governmental authorities, states, municipalities and other political subdivisions and agencies thereof, having jurisdiction over the Sellers, including, without limitation, all such laws, regulations and requirements relating to antitrust, consumer protection, employee benefit, Medicare, Medicaid, occupational safety, or environmental protection matters. The Sellers have not received any notification of any asserted present or past failure to comply with such laws, rules and regulations.

     II.10 Litigation.  Except as set forth on Schedule 2.10 attached hereto,
           ----------                          -------------
the Sellers are not, and have not been parties to or, to the Sellers' knowledge, threatened with any litigation, suit, action, investigation, proceeding or controversy before any court, administrative agency or other governmental authority relating to or affecting the Assets or the business or condition (financial or otherwise) of the Sellers. The Sellers are not in violation of or in default with respect to any judgment, order, writ, injunction, decree or rule of any court, administrative agency or governmental authority or, to the Sellers' knowledge, any regulation of any administrative agency or governmental agency or governmental authority.

     II.11 Tax Matters.  The Sellers have filed all federal, state and local
           -----------
tax returns which are required to be filed and have paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due, whether or not reflected on such tax returns. The Sellers are current in the payment of all income, franchise, real estate, sales, use and withholding taxes and other employee benefits, taxes or imposts. No deficiencies have been asserted or assessed as a result of any audit by the Internal Revenue Service or any state or local taxing authority and no such deficiency or audit has been proposed or, to the knowledge of the Sellers, threatened.

     None of the assets of the Company or any subsidiary: (i) is property that is required to be treated as being owned by any other person pursuant to the provisions of former Section 168(f)(8) of the Code; (ii) is "tax-exempt use property" within the meaning of Section 168(h) of the Code; and (iii) directly or indirectly secures any debt the interest on which is tax exempt under Section 103(a) of the Code.

     II.12  Good Title to and Ownership of the Assets.  Except as set forth on
            -----------------------------------------
Schedule 2.12 attached hereto, the Sellers have complete and unrestricted power
-------------
and the unqualified right to sell, convey, assign, transfer and deliver to the Buyer, and at the Closing, the Buyer will acquire good, valid and marketable and, with respect to the Trademarks, recordable title to the Assets, free and clear of title defects, liabilities, objections, liens, pledges, claims, charges, security interest or other encumbrances of any nature whatsoever. The Bill of Sale and other instruments of transfer of ownership contemplated by this Agreement will constitute valid and binding obligations of the Sellers and, except as set forth on Schedule 2.12 attached hereto, will effectively vest in
                       -------------
the Buyer good, valid and marketable and, with respect to the Trademarks, recordable title to all of the Assets. Except for the Excluded Assets, the Assets constitute all of the rights, properties, and other assets of every type and description (whether tangible or intangible, real or personal) used in the Sellers' business.

     II.13  Trademarks.  The Sellers own and have the sole and exclusive right
            ----------
to use the Trademarks listed on Schedule 2.13, which Schedule 2.13 contains a
                                --------------       -------------
list of all of the Trademarks of the Sellers. To the Sellers' knowledge, no claims have been asserted by any person against the Sellers in regard to their use of the Trademarks (and the Sellers do not know of any valid basis for any such claim), and the use of the Trademarks does not infringe on the rights of any person.

     II.14  No Undisclosed Liabilities.  The Sellers have no material
            --------------------------
liabilities or obligations of any nature (whether absolute, accrued, known or unknown, contingent or otherwise and whether due or to become due) which are not disclosed on the most recent Financial Statement, other than (i) liabilities which have arisen since September 30, 1998 in the ordinary course of business which are similar in nature and amount to the liabilities which arose during the comparable period of time in the immediately preceding quarter, and (ii) contractual liabilities incurred in the ordinary course of business which are not required by generally accepted accounting principles ("GAAP") to be reflected on a balance sheet. For purposes of this Section 2.14, "material" shall mean any amount in excess of $10,000.

     II.15  Subscriber List.  Attached hereto as Schedule 2.15 is a true,
            ---------------                      -------------
correct and complete summary of the Subscriber List (the "Subscriber List").
The Subscriber List contains the true, correct and complete names and addresses of all of the Sellers' active subscribers who utilize the Buyer's home communicators on a monthly basis and who are monitored by Lifeline Central as of date hereof (the "Subscribers"). The Subscriber List includes the names and addresses of no fewer than 3,350 Subscribers.

     II.16  Accounts Receivable.  Schedule 2.16 attached hereto sets forth a
            -------------------   -------------
true, correct and complete list of all Accounts Receivable, including an aging thereof as of October 30, 1998. All Accounts Receivable arose out of sales of inventory or services in the ordinary course of business.

     II.17  Purchase Orders.  The Sellers have heretofore made available to the
            ---------------
Buyer. The Purchase Orders were made in the ordinary course of business and consistent with past practice of the business of the Sellers.

     II.18  Insurance.  Schedule 2.18 attached hereto sets forth a true, correct
            ---------   -------------
and complete list of all fire, theft, casualty, general liability, workers compensation, business interruption, environmental impairment, product liability, automobile and other insurance policies insuring the Assets or business of the Sellers and of all life insurance policies maintained for any of its employees, specifying the type of coverage, the amount of coverage, the premium, the insurer and the expiration date of each such policy (collectively, the "Insurance Policies"). The Insurance Policies are in such amounts and of a nature which are adequate and customary for the Sellers' business (not including life insurance). All premiums due on the Insurance Policies or renewals thereof have been paid and to the knowledge of the Sellers there is no default under any of the Insurance Policies (not including life insurance).

     II.19  Brokers.  The Sellers are not obligated to pay, nor have the Sellers
            -------
retained any broker or finder or other person who is entitled to, any broker's or finder's fee or any other commission or financial advisory fee based on any agreement or understanding made by the Sellers in connection with the transactions contemplated hereby.

     II.20  Fixed Assets.  Schedule 2.20 sets forth a true, correct and complete
            ------------   -------------
summary of the Fixed Assets, including a description and valuation thereof, as of no longer than five (5) business days before Closing. All of the Fixed Assets are in good operating condition and repair, normal wear and tear excepted, are currently used by the Sellers in the ordinary course of business and in the production of products of the Sellers and normal maintenance has been consistently performed with respect to such Fixed Assets.

     II.21  Leases.  Schedule 2.21 attached hereto sets forth a true, correct
            ------
and complete list as of the Closing Date of all leases of real and personal property, to which the Sellers are a party (the "Leases"). True, correct and complete copies of the Leases, and all amendments, modifications and supplemental agreements thereto, have previously been delivered by the Sellers to the Buyer. The Leases are in full force and effect, are binding and enforceable against each of the parties thereto in accordance with their respective terms and, except as set forth on Schedule 2.21, have not been modified or amended
                            -------------
since the date of delivery to the Buyer. No party to any Lease has sent written notice to the other claiming that such party is in default thereunder, which remains uncured. Except as set forth on Schedule 2.21 attached hereto, there has
                                        -------------
not occurred any event which would constitute a breach of or default in the performance of any material covenant, agreement or condition contained in any Lease, nor has there occurred any event which with the passage of time or the giving of notice or both would constitute such a breach or material default. The Sellers are not obligated to pay any leasing or brokerage commission relating to any of the Leases. No material construction, alterations or other leasehold improvement work with respect to any of the Leases remains to be paid for or to be performed by the Sellers.

     II.22  Books and Records.  The general ledgers and books of account of the
            -----------------
Sellers, all federal, state and local income, franchise, property and other tax returns filed by the Sellers, with respect to the Assets, and all other books and records of the Sellers are in all material respects, except as disclosed in the footnotes to the Financial Statements, pursuant to this Agreement, complete and correct and have been maintained in accordance with good business practice and in accordance with all applicable procedures required by laws and regulations.

     II.23  Contracts and Commitments.
            -------------------------

            (a) Schedule 2.23 attached hereto contains a true, complete and
                -------------
correct list and description of the following contracts and agreements of the Sellers, in relation to the personal emergency response business, whether written or oral:

                (i) all contracts, agreements, commitments, purchase orders or other understandings or arrangements to which the Sellers are a party or by which the Sellers or any of their property is bound which (A) involve payments or receipts by the Sellers of more than $1,000 in the case of any single (or series of related) contracts, agreements, commitments, understandings or arrangements under which full performance (including payment) has not been rendered by all parties thereto or (B) which may materially adversely affect the condition (financial or otherwise) or the properties, assets, business or prospects of the Sellers;

                (ii) all employment and consulting agreements, executive compensation plans, bonus plans, deferred compensation agreements, pension plans, retirement plan, employee stock option or stock purchase plans and group life, health and accident insurance and other employee benefit plans, agreements, arrangements or commitments to which the Sellers are a party or by which the Sellers or any of their property is bound;

                (iii) all agency, distributor, sales representative and similar agreements to which the Sellers are a party;

                (iv) all contracts, agreements or other understandings or arrangements between the Sellers and any officers, shareholder, manager, member or affiliate of the Sellers; and

               (v) any other material agreement or contract entered into by the Sellers.

          (b)  Except as set forth on Schedule 2.23 attached hereto:
                                      -------------

               (i) each contract is a valid and binding agreement of the Sellers, enforceable against the Sellers in accordance with its terms, and the Sellers do not have any knowledge that any contract is not a valid and binding agreement of the other parties thereto;

               (ii) the Sellers have fulfilled all material obligations required pursuant to the contracts to have been performed by the Sellers on their part prior to the date hereof, and the Sellers have no reason to believe that they will not be able to fulfill, when due, all of their obligations under the contracts which remain to be performed after the date hereof;

               (iii) the Sellers are not in breach of or default under any contract, and no event has occurred which with the passage of time or giving of notice or both would constitute such a default, result in a loss of rights or result in the creation of any lien, charge or encumbrance, thereunder or pursuant thereto; and

               (iv) to the best knowledge of the Sellers, there is no existing breach or default by any other party to any contract, and no event has occurred which with the passage of time or giving of notice or both would constitute a default by such other party, result in a loss of rights or result in the creation of any lien, charge or encumbrance thereunder or pursuant thereto;

               (v) the Sellers are not restricted by any contract from carrying on their business in the states of New York, Florida or Pennsylvania; and

          (c) True, correct and complete copies of all contracts listed on Schedules 2.21 and 2.23(a) have previously been delivered by the Sellers to the
--------------------------
Buyer.

     II.24  Absence of Certain Changes or Events.  Except as set forth on
            ------------------------------------
Schedules 2.24 attached hereto, since September 30, 1998, the Sellers have not
---------------
entered into any transaction which is not in the usual and ordinary course of business, and, without limiting the generality of the foregoing, the Sellers have not, other than in the ordinary course of business:

          (a) Discharged or satisfied any lien or encumbrance or paid any obligation or liability other than current liabilities reflected in the current balance sheet;

          (b) Mortgaged, pledged or subjected to lien, charge or other encumbrance any of the Assets;

            (c) Sold or purchased, assigned or transferred any of its intangible assets or cancelled any debts or claims, except for inventory sold and raw materials purchased in the ordinary course of business;

            (d) Made any material amendment to or termination of any contract or done any act or omitted to do any act which would cause the material breach of any contract; and

            (e) Received notice of any litigation, warranty claim or product liability claims.

     II.25  Employees.  The Sellers have satisfied any severance and accrued
            ---------
vacation obligations related to each person employed by the Sellers at the Closing Date. The Sellers shall cooperate with the Buyer in the Buyer's efforts to obtain the employment of those employees of the Sellers who the Buyer desires to hire.

     II.26  Disclosure.  No representation or warranty by the Sellers in this
            ----------
Agreement or in any Exhibit hereto, or any list, statement, document or information set forth in or attached to any Schedule delivered or to be delivered pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary in order to make the statements contained therein not misleading.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE BUYER

     The Buyer represents and warrants to the Sellers as follows:

     III.1  Organization.  The Buyer is a corporation duly organized, validly
            ------------
existing and in good standing under the laws of the Commonwealth of Massachusetts, and the Buyer has the power and authority to carry on its business as presently being conducted.

     III.2  Authorization.  The Board of Directors of the Buyer has duly
            -------------
authorized the execution and delivery of this Agreement and other agreements, documents and instruments to be executed and delivered by the Buyer pursuant hereto and the consummation by the Buyer of the transactions contemplated hereby and thereby. No further corporate actions or other proceedings on the part of the Buyer are necessary to authorize this Agreement or the other agreements, documents and instruments to be executed and delivered by the Buyer pursuant hereto or the transactions contemplated hereby or thereby.

     III.3  Valid and Binding Agreement.  The Buyer has the necessary power and
            ---------------------------
authority to enter into this Agreement and the other agreements, documents and instruments to be executed and delivered by the Buyer pursuant hereto, and to carry out the transactions contemplated hereby and thereby. When fully executed and delivered, this Agreement and each of the other agreements, documents and instruments to be executed and delivered by the Buyer pursuant hereto will constitute valid and binding agreements of the Buyer, enforceable against the Buyer in accordance with their terms, except that the enforcement of the rights and remedies created hereby and thereby are subject to bankruptcy, insolvency, reorganization or other laws of general application of creditors' rights and that the availability of specific performance, injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefore may be brought.

     III.4  No Violation.  Neither the execution and delivery of this Agreement
            ------------
or other agreements, documents, and instruments to be executed and delivered by the Buyer pursuant hereto nor the consummation by the Buyer of the transactions contemplated hereby or thereby (a) will violate any provision of the Articles of Organization or By-Laws of the Buyer, each as currently in effect, or (b) will violate or conflict with any applicable statute, law, ordinance, rule, regulation, order, judgment or decree.

     III.5  Consents; Notices; Filings.  No registration or filing with, notices
            --------------------------
to, or consent, approval, permit authorization or action by, any third party (including, without limitation, any federal, state, local, foreign or other governmental agency, instrumentality, commission, authority, board or body or person or entity), is required in connection with the execution and delivery by the Buyer of this Agreement or other agreements, documents and instruments to be executed and delivered by the Buyer pursuant hereto or the consummation by the Buyer of the transactions contemplated hereby or thereby.

     III.6  Brokers.  The Buyer is not obligated to pay, nor has the Buyer
            -------
retained any broker or finder or other person who is entitled to, any broker's or finder's fee or any other commission or financial advisory fee based on any agreement or understanding made by the Buyer in connection with the transactions contemplated hereby.

     III.7  Disclosure.  No representation or warranty by the Buyer in this
            ----------
Agreement or in any Exhibit hereto, or any list, statement, document or information set forth in or attached to any Schedule delivered or to be delivered pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary in order to make the statements contained therein not misleading.


                                  ARTICLE IV
                       CERTAIN COVENANTS OF THE PARTIES

     IV.1   Notices. The Buyer hereby waives (a) the giving of any notices which
            -------
may be required pursuant to the terms of any of the leases, contracts or agreements listed on Schedules 2.21 and 2.23(a) attached hereto and to accept
                     --------------------------
the assignment of any such leases, contracts or agreements at the Closing and
(b) any rights to indemnification the Buyer might have for failure to give any required notice pursuant to terms of any of the leases, contracts or agreements listed on Schedules 2.21 and 2.23(a) attached hereto or to give notice pursuant
          --------------------------
to terms of any of the leases, contracts or agreements listed on Schedules 2.21
                                                                 --------------
and 2.23(a) attached hereto for a required number of days.
-----------

     IV.2  Purchase Price Allocation.  The allocation of the Purchase Price,
           -------------------------
which shall be utilized by the parties hereto in connection with the preparation of their respective federal and state tax returns and the return required by
Section 1060 of the Internal Revenue Code of 1986, as amended, shall be as set forth on Schedule 4.2, attached hereto. Such allocation shall be subject to
         ------------
adjustment to the extent that the Purchase Price is adjusted pursuant to the terms of this Agreement.

     IV.3  Non-competition.
           ----------------

           (a) For a period of five years after the Closing Date, the Sellers shall not, and they shall cause their respective affiliates to not, directly or indirectly, in any capacity whatsoever (i) engage in any business competitive with business of the Sellers as conducted on the Closing Date, in the states of New York, Pennsylvania and Florida (the "Territory"), (ii) solicit any customers or Subscribers or any prospective customers or Subscribers for emergency medical response services or (iii) recruit, solicit or hire any employee or former employee of the Sellers.

           (b) The parties hereto agree that the duration and geographic scope of the non-competition provision set forth in this Section 4.3 are reasonable. In the event that any court determines that the duration or the geographic scope, or both, are unreasonable and that such provision is to that extent unenforceable, the parties hereto agree that the provision shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that this non-competition provision shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America included in the Territory. The Sellers agree that damages are an inadequate remedy for any breach of this provision and that the Buyer shall, whether or not it is pursuing any potential remedies at law, be entitled to equitable relief in the form of preliminary and permanent injunctions without bond or other security upon any actual or threatened breach of this non-competition provision.

     IV.4  Mail; Referrals; Checks and Other Instruments.  The Sellers agree,
           ---------------------------------------------
and shall cause their respective affiliates to agree that, as of the Closing Date, all mail addressed to the Sellers relating to the business of the Sellers or the Assets shall be delivered to the Buyer at the address specified pursuant to Section 8.2, and that all inquiries to the Sellers or their respective affiliates regarding personal emergency response services will be referred by the Sellers to the Buyer. The Sellers hereby authorize the Buyer to open any and all mail addressed to the Sellers (if delivered to the Buyer) if received on or after the Closing Date and hereby grant to the Buyer a power of attorney to endorse and cash those checks or instruments remitted for payment of the Accounts Receivable listed on Schedule 2.16 and made payable or endorsed to the
                              -------------
Sellers or their order and received by the Buyer. The Buyer agrees to forward all other checks or instruments not remitted for payment of the Accounts Receivable listed on Schedule 2.16 and made payable or endorsed to the Sellers
                     -------------
and, any mail of the Sellers received by the Buyer not related to the business or the Assets, to the Sellers pursuant to Section 8.02. The

Sellers agree that they will forward promptly to the Buyer any monies, checks or other instruments received by them after the Closing Date with respect to the Accounts Receivable.

     IV.5  Use of Name.  The Sellers agree not to use, following the Closing
           -----------
Date, the names and marks "AlertCall," "AlertCall, Inc.," or "AlertCall LLC" or any derivation thereof or name similar thereto. For five years after the Closing Date, the Sellers will not use any name or mark that is associated with, or confusingly similar to, or may be commonly understood to be associated with, any other name or mark used in the emergency personal response industry. As soon as practicable after the Closing Date, AlertCall, Inc. and AlertCall LLC shall deliver to the Buyer (a) a duplicate original of a document, in form sufficient for filing, amending the Certificate of Incorporation and the Certificate of Formation of the Sellers so as to change the names of the Sellers to names which, in the opinion of the Buyer, are sufficiently distinct from the Sellers' current names so as to not be confused therewith and (b) a true, complete and correct copy, certified by the Secretaries of the Sellers, of the resolutions of the Sellers' Board of Directors or managers, whichever is applicable and, if necessary, shareholders or Members, authorizing and approving such change of name. In order to effectuate such change, the Sellers shall file the originals thereof with the state of New York and the State of Delaware and any other state requiring such a filing, as applicable, as soon as practicable after the Closing Date. The Sellers are delivering to the Buyer at the Closing a written consent to the use by the Buyer of the Sellers' names, or any variation and such other documents as may be necessary to effectuate the foregoing in respect of any states in which the Sellers are qualified to do business. As soon as practicable after the termination of the Escrow Period, AlertCall, Inc. and AlertCall LLC shall be dissolved and copies of Certificates of Dissolution shall be provided to the Buyer. Notwithstanding the foregoing, the Sellers shall be allowed to use the names "AlertCall", "AlertCall, Inc.," "AlertCall LLC," or any variations thereof, for such time and only to such extent, as is necessary to wind-up and dissolve their businesses and to make any necessary tax filings.

     IV.6  Proprietary Information.
           -----------------------

           (a) The Sellers agree to hold in confidence, and use their best efforts to have all of their officers, directors, managers, members, personnel, affiliates and other such agents hold in confidence, all knowledge and information of a secret or confidential nature with respect to the businesses of the Sellers and shall not disclose, publish or make use of the same without the written consent of the Buyer, except to the extent that (1) such knowledge and information shall have become public knowledge other than by breach of this Agreement by the Sellers or any of their respective officers, directors, members, personnel, affiliates and other such agents, or (2) one or both of the Sellers or any of their officers, directors, managers, members, personnel, affiliates and other such agents is required by law or pursuant to a court order to disclose such secret or confidential knowledge or information. Without limiting the foregoing, neither of the Sellers shall retain a copy of the Subscriber List.

           (b) The Sellers each agree that the remedy at law for any breach of this Section 4.6 would be inadequate and that the Buyer shall be entitled to injunctive relief in addition to any other remedy it may have upon breach of any provision of this Section 4.6.

     IV.7  Taxes.  The Buyer, on the one hand, and the Sellers, on the other
           -----
hand, shall each be responsible for one half of the payment of any transfer, sales, use or other similar taxes imposed by reason of the transfer of the Assets, pursuant to this Agreement and any deficiency, interest or penalty with respect to such taxes; except that any transfer, sales or use tax imposed by reason of the transfer of any motor vehicles to the Buyer from the Sellers shall be the responsibility of the Buyer. With regard to the joint payment by the Sellers and the Buyer of any sales tax liability owing to the State of New York as a result of the bulk transfer of the assets listed on Schedule 4.7 pursuant
                                                         ------------
to this Agreement (the "Bulk Transfer"), the Sellers shall include in their respective 1998 New York State sales tax returns (the "Returns" or individually a "Return") a report of the Bulk Transfer based on the allocation of Purchase Price agreed to by the parties hereto and listed on Schedule 4.2. The Sellers
                                                    ------------
shall deliver the Returns to the Buyer for the Buyer's review such that the Buyer shall have received the Returns no later than March 2, 1999. The Buyer shall then forward the Returns and funds payable to each Seller in amount equal to exactly fifty percent (50%) of the New York State sales tax due from each Seller, including any deficiency, penalty or interest assessed, for whatever reason, as a result of the Bulk Transfer. The Buyer's delivery to the Sellers shall be such that each Seller shall have received the Return and the funds no later than March 6, 1999. The Sellers shall then file the Returns and remit a payment to New York State sufficient to discharge the entire sales tax liability arising due to the Bulk Transfer, including any deficiency, penalty or interest assessed, for whatever reason, no later than March 20, 1999. Nothing in this
Section 4.7 shall impose an obligation on the Buyer to pay any New York State sales tax, including any deficiency, penalty or interest accrued or assessed for whatever reason, which is owed by either of the Sellers as a result of any sale or transfer, other than the transfer of the Assets pursuant to this Agreement or the Bulk Transfer.

     IV.8  Access to Books and Records.  From the Closing Date and for a period
           ---------------------------
of seven (7) years thereafter, each of the Sellers and the Buyer and their respective attorneys, accountants and agents shall be allowed upon reasonable notice during normal business hours to inspect and copy, at the requesting party's expense, the books and records of the other's business pertaining to transactions occurring or assets relating to the transactions contemplated hereby held at or before the Closing Date. The Sellers and the Buyer agree to keep such books and records confidential, except and only to the extent required by law, rule, regulation or court order. The Buyer agrees not to destroy or abandon any such books or records for a period of seven (7) years following the Closing Date and, for the two years following the initial seven year period, to provide thirty (30) days' advance written notice to the Sellers before destroying such books or records. If, following such notice any party requests the surrender of such books or records the other party will, at the requesting party's expense, surrender at the office of the requesting party or at such location as directed by the requesting party, such books or records so requested rather than proceeding with such destruction.

     IV.9  Nonassignable Contracts.  To the extent that the assignment hereunder
           -----------------------
by the  Sellers to the Buyer of any contract listed on Schedules 2.21 and
                                                       ------------------
2.23(a) attached hereto is not permitted without the consent of any other party
-------
to the contract, except for the contracts listed on Schedule 1.5(f), this Agreement shall not be deemed to be an assignment of any such contract if such consent is not given or if such assignment otherwise would constitute a breach of, or cause a loss of contractual benefits under, any such contract, and the Buyer shall not assume any obligations or liabilities thereunder. Without in any way limiting the Sellers' obligations to obtain all consents necessary for the sale, transfer, assignment and delivery of the contracts to the Buyer hereunder, if such consent is not obtained or if such assignment is not permitted, irrespective of consent, and the Closing hereunder is consummated, the Sellers shall continue to use their best efforts to obtain such consents and shall cooperate with the Buyer in any arrangement to provide the Buyer with the rights and benefits under any such contracts.

     IV.10 Bulk Sales.  The Buyer and the Sellers shall comply with the bulk
           ----------
sales provisions of the sales tax laws of the State of New York. The Buyer and the Sellers each hereby waive compliance with all provisions of the Uniform Commercial Code -- Bulk Transfer laws of the State of New York and any other state imposed upon it (subject to the indemnity provided for in Article VII).

     IV.11 Medicaid Provider Number.  The Buyer shall promptly apply for its
           -------------------------
own Medicaid provider number and hereby agrees that it will not at any time use the Sellers' Medicaid provider number.

     IV.12 Termination of Agreements.  The monitoring agreement dated September
           -------------------------
3, 1993 by and between the Buyer and AlertCall, Inc. and the services agreement dated August 18, 1998 are hereby terminated and are of no further force and effect, and all of the benefits, liabilities and obligations of the Buyer and AlertCall, Inc. thereunder shall cease and terminate immediately.

                                   ARTICLE V
                    CONDITIONS TO OBLIGATIONS OF THE BUYER

     The obligations of the Buyer under this Agreement are subject to the fulfillment, at the Closing Date, of the following conditions precedent, each of which may be waived in writing in the sole discretion of the Buyer:

     V.1   Delivery of Documents.  The Sellers shall have delivered to the Buyer
           ---------------------
all items described in Section 1.5 above and required to be delivered pursuant thereto.

     V.2   Continued Truth of Representations and Warranties of the Sellers;
           -----------------------------------------------------------------
Compliance with Covenants and Obligations.  The representations and warranties
-----------------------------------------
of the Sellers shall be true in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes permitted by the terms hereof or consented to in writing by the Buyer. The Sellers shall have performed and complied with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by them prior to or at the Closing Date.

     V.3   Employment Agreements.  The Buyer shall have entered into employment
           ---------------------
agreements or arrangements, if the Buyer in its sole discretion shall so desire, with Patricia LaMonte in a form satisfactory to the Buyer in its sole discretion.

                                  ARTICLE VI
                   CONDITIONS TO OBLIGATIONS OF THE SELLERS

     The obligations of the Sellers under this Agreement are subject to the fulfillment, at the Closing Date, of the following conditions precedent, each of which may be waived in writing in the sole discretion of the Sellers:

     VI.1  Delivery of Documents.  The Buyer shall have delivered to the Sellers
           ---------------------
all items described in Section 1.6 above and required to be delivered pursuant thereto.

     VI.2  Continued Truth of Representations and Warranties of the Buyer;
           ---------------------------------------------------------------
Compliance with Covenants and Obligations.  The representations and warranties
-----------------------------------------
of the Buyer shall be true in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes permitted by the terms hereof or consented to in writing by the Sellers. The Buyer shall have performed and complied with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

     VI.3  [INTENTIONALLY LEFT BLANK]


     VI.4  Letter Agreement with Patricia LaMonte.  The Sellers shall have
           --------------------------------------
entered into a letter agreement, in form satisfactory to them, relating to, among other things, the termination of any and all ownership interests or rights to ownership interests Patricia LaMonte may have in either of the Sellers, and of her employment by the Sellers.


                                  ARTICLE VII
                         SURVIVAL AND INDEMNIFICATION

     VII.1  Survival.  The representations and warranties and covenants
            --------
contained in this Agreement shall not be deemed waived by an investigation at any time made by or on behalf of any party. The representations and warranties contained in this Agreement shall survive the Closing for a period of 18 months after the Closing unless prior to the expiration of such 18 month period either party notifies the other of a claim in reasonable detail to the extent then known by the party making the claim. Notwithstanding the foregoing, the Sellers' obligations arising under or relating to Section 7.2(a)(iv) herein shall survive until the expiration of the applicable periods (including any extensions) of the respective statutes of limitation applicable to the payment of any taxes referred to in Section 7.2(a)(iv) herein. All of the covenants and agreements set forth in this Agreement shall survive the Closing and continue until fully performed or discharged.

     VII.2  Indemnification.
            ---------------

            (a) The Sellers, jointly and severally, shall indemnify, defend, and hold harmless the Buyer and its subsidiaries and affiliates and its directors, officers, employees and agents (collectively, the "Buyer's Indemnified Persons"), and reimburse the Buyer's Indemnified Persons for, from and against all payments, demands, claims, suits, judgments, liabilities, losses, costs, damages and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees, disbursements and expenses (a "Claim"), imposed on or incurred by the Buyer's Indemnified Persons, directly or indirectly, which relate to or arise out of (i) breach of any representation and warranty of, or covenant to be performed by, the Sellers, in each case contained in this Agreement or in any other agreements specifically referred to herein, (ii) any of the liabilities or obligations retained by the Sellers pursuant to Section 1.3, (iii) the failure of the Sellers or of the Buyer to comply with any bulk sales laws applicable to the transactions contemplated hereby, or (iv) any tax liabilities of the Sellers, including, but not limited to, any accrued state sales and/or use tax liability.

            (b) The Buyer shall indemnify, defend, and hold harmless each of the Sellers and their subsidiaries and affiliates and their directors, officers, employees and agents (collectively the "Sellers' Indemnified Persons"), and reimburse each of the Sellers' Indemnified Persons for, from and against Claims, imposed or incurred by the Sellers' Indemnified Persons, directly or indirectly, which relate to or rise out of (i) a breach of any representation and warranty of, or covenant to be performed by, the Buyer in each case contained in this Agreement or in any other agreement specifically referred to herein, or (ii) any of the Assumed Liabilities.

            (c) No indemnification shall be payable to an indemnified party pursuant to Section 7.2(a) or 7.2(b) or any successor thereto (the "Indemnified Party") unless the total of all of the Indemnified Party's Claims for indemnification pursuant to Section 7.2(a) or 7.2(b) shall exceed Twenty Thousand Dollars ($20,000) in the aggregate (the "Threshold") (in which case the Sellers shall be liable for the entire amount for which they are providing indemnification hereunder, and not just the amount in excess of the Threshold); provided, however, that the Threshold shall not apply to Claims arising out of
--------- -------
breaches of representations or warranties contained in Section 2.11 (Tax Matters), and the Sellers shall indemnify the Buyer for any Claim related thereto in accordance with this Article VII without regard to the Threshold.
The indemnification obligations under Section 7.2(a) or 7.2(b) shall be limited, in the aggregate, to an amount equal to the Purchase Price.

            (d) An Indemnified Party shall give prompt written notice to an indemnifying party (the "Indemnifying Party") of any Claim in respect of which such

Indemnifying Party has a duty to provide indemnity to such Indemnified Party under this Section 7.2, except that any delay or failure to so notify the Indemnifying Party only shall relieve the Indemnifying Party of its obligations hereunder to the extent, if at all, that it is prejudiced by reason of such delay or failure.

          (e) If a Claim is brought or asserted by a third party (a "Third Party Claim"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in such Third Party Claim and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party. In the event that the Indemnifying Party, within 20 days after written notice of any Third Party Claim, fails to assume the defense thereof, the Indemnified Party shall have the right to undertake the defense, compromise or settlement of such Third Party Claim for the account of the Indemnifying Party. Anything in this Section 7.2(f) to the contrary notwithstanding, the Indemnifying Party shall not, without the Indemnified Party's prior written consent, settle or compromise any Third party Claim or consent to the entry of any judgment with respect to any Third Party Claim which would have any adverse effect on the Indemnified Party, except as provided immediately below. The Indemnifying Party may, without the Indemnified Party's prior written consent, settle or compromise any such Third Party Claim or consent to entry of any judgment, with respect to any Third party Claim which requires solely money damages paid by the Indemnifying Party and which includes as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Party from all liability in respect of such Third Party Claim.

          (f) With respect to any Claim other than a Third Party Claim, the Indemnifying Party shall have 30 days from receipt of written notice from the Indemnified Party of such claim within which to respond thereto. If the Indemnifying Party does not respond within such 30-day period, the Indemnifying Party shall be deemed to have accepted responsibility to make payment and shall have no further right to contest the validity of such Claim. If the Indemnifying Party notifies the Indemnified Party within such 30-day period that it rejects such Claim in whole or in part, the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party under applicable law.

          (g) Anything in this Section 7.2 to the contrary notwithstanding, if a third party asserts that an Indemnified Party is liable to such third party for a monetary or other obligation which may constitute or result in damages for which such Indemnified Party may be entitled to indemnification pursuant to this
Section 7.2, and such Indemnified Party reasonably determines that it has a valid business reason to fulfill such obligation, then (i) such Indemnified Party shall be entitled to satisfy such obligation without consent from the Indemnifying Party, (ii) such Indemnified Party may make a claim for indemnification pursuant to this Section 7.2 and (iii) such Indemnified Party shall be reimbursed, for any such damages for which it is entitled to indemnification pursuant to this Section 7.2 (subject to the right of the Indemnifying Party to dispute the Indemnified Party's entitlement to indemnification under the terms of this Section 7.2).

     VII.3  Confidentiality.  Each of the parties hereto agrees to cooperate in
            ---------------
such a manner as to preserve in full the confidentiality of all information received (whether received before or after the date of this Agreement) relating to any party to this Agreement, or an affiliate of such party or relating to the transactions contemplated by this Agreement (the "Confidential Information").
In connection therewith, each party hereto agrees that:

            (a) it will use all reasonable and lawful efforts, in any action, suit or proceeding in which it has assumed or participated in the defense, to avoid producing the Confidential Information, and in the event a party hereto determines that disclosure must be made as being required by law or court order, it may make such disclosure only to that extent as required by such applicable law or court order and only after prior consultation between the principals and attorneys of each party; and

            (b) all communications between any party hereto and counsel responsible for, or participating in, the defense of any action, suit or proceeding shall, to the extent possible, be made so as to preserve any applicable attorney-client or work-product privilege.

     VII.4  Remedies Cumulative.  Except as otherwise provided herein, the
            -------------------
remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto.

     VII.5  Set-off.  Any amount or amounts due from the Sellers to the Buyer
            -------
under this Article VII may be set off by the Buyer, at the Buyer's option, from the Escrow Deposit pursuant to the terms of the Escrow Agreement. Neither the exercise of nor the failure to exercise such right of set-off or to give a notice of a claim will constitute an election of remedies or limit Buyer in any manner in the enforcement of any other remedies that may be available to it.


                                 ARTICLE VIII
                              GENERAL PROVISIONS

     VIII.1 Amendment and Waiver.  No amendment of any provision of this
            --------------------
Agreement shall in any event be effective unless the same shall be in writing and signed by the parties hereto. Any failure of any party to comply with any obligation, agreement or condition hereunder may only be waived in writing by the Buyer if such failure is by the Sellers and by the Sellers if such failure is by the Buyer, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure by any party to take any action against any breach of this Agreement or default by the other party shall constitute a waiver of such party's right to enforce any provision hereof or to take any such action.

     VIII.2  Notices.  All notices, requests, demands and other communications
             -------
hereunder shall be in writing and shall be sent by personal delivery or registered or certified mail, postage prepaid, or by telecopier as follows:

             (a)  if to the Sellers:

                  AlertCall, Inc.
                  P.O. Box 1264
                  Buffalo, NY 14240
                  Attn: Mr. Carmen P. Flitt

             with a copy to:

                  Hodgson, Russ, Andrews, Woods & Goodyear LLP
                  Suite 1800, One M&T Plaza
                  Buffalo, NY 14203
                  Attention: Pamela Davis Heilman, Esq.

             (b)  if to the Buyer:

                  Lifeline Systems, Inc.
                  640 Memorial Drive
                  Cambridge, MA 02139
                  Attention: Mr. Ronald Feinstein, President

             with a copy to:

                  Hale and Dorr LLP
                  60 State Street
                  Boston, MA 02109
                  Attention: Jeffrey A. Stein, Esq.

Any party may change its address for receiving notice by written notice given to the others named above. All notices shall be effective upon the earlier of actual delivery or when deposited in the mail addressed as set forth above.

     VIII.3  Counterparts and Facsimile Signature.  This Agreement may be
             ------------------------------------
executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. This Agreement may be executed by facsimile signature, and such facsimile signature shall be deemed an original.

     VIII.4  Parties in Interest.  This Agreement shall bind and inure to the
             -------------------
benefit of the parties named herein and their respective heirs, successors and assigns. This Agreement shall not be assignable by any party without the prior written consent of the other parties, (except that Buyer may assign its rights under this Agreement to Protection One, Inc. or any affiliate of Protection One, Inc. without the consent of any other party hereto.

     VIII.5  Entire Transaction.  This Agreement and the other agreements,
             ------------------
documents and instruments referred to herein contain the entire understanding among the parties with respect to the transactions contemplated hereby and supersede all other agreements and understandings among the parties.

     VIII.6  Applicable Law.  This Agreement shall be governed by and construed
             --------------
in accordance with the internal substantive laws of the Commonwealth of Massachusetts, and the parties hereby consent to the sole jurisdiction of Massachusetts courts over all matters relating to this Agreement.

     VIII.7  Headings.  The section and other headings contained in this
             --------
Agreement are for reference and convenience purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     VIII.8  Expenses.  Except as otherwise expressly provided in this Agreement
             --------
or the agreements, documents and instruments to be executed and delivered pursuant hereto, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

     VIII.9  Announcements.  Except as required by law (and then only to the
             -------------
extent as required by such applicable law), no announcement of this Agreement or the transactions contemplated hereby shall be made by either party without the written approval of the other parties, which approval shall not be unreasonably withheld or delayed.

     VIII.10 Third Parties.  Except as specifically set forth or referred to
             -------------
herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

     VIII.11 Severability.  If any term, provision, covenant or restriction of
             ------------
this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                 [Remainder of Page Intentionally Left Blank.
                         Signature Page(s) to Follow]

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed all as of the day and year first written above.

                              SELLERS:

                              ALERTCALL, INC.


                              By:  /s/ Carmen P. Flitt
                                   --------------------------------------
                                   Name: Carmen P. Flitt
                                   Title: Vice President/Chief Financial
                                          Officer

                              ALERTCALL LLC


                              By:  /s/ Carmen P. Flitt
                                   --------------------------------------
                                   Name: Carmen P. Flitt
                                   Its: Member


                              LIFELINE SYSTEMS, INC.


                              By:  /s/ Dennis M. Hurley
                                   --------------------------------------
                                   Name:  Dennis M. Hurley
                                   Title:  Chief Financial Officer